UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________
FORM 8-K/A
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2011

PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware	1-9273	75-1285071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle Greeley, CO	80634-9038
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (970) 506-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment No. 1 to the Current Report on Form 8-K is being filed solely for the purpose of amending the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 19, 2011 (the “Original Form 8-K”), including Item 9.01 therein, to attach Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 (collectively, the “Exhibits”). The Exhibits inadvertently were not included as attachments to the Original Form 8-K. There are no changes to the other information provided by the Registrant in the Original Form 8-K.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibit

Exhibit Number	Description
10.1
Amendment No. 4 to Credit Agreement dated as of December 16, 2011, among Pilgrim's Pride Corporation, To-Ricos, Ltd., To-Ricos Distribution, Ltd., the various subsidiaries of Pilgrim's Pride Corporation party thereto, the various financial institutions party thereto, and CoBank, ACB, as administrative agent for the lenders.

10.2	Amendment No. 2 to Subordinated Loan Agreement dated as of December 16, 2011, between Pilgrim's Pride Corporation and JBS USA Holdings, Inc.
10.3
First Amendment to Amended and Restated MXN$557,415,000 Credit Agreement dated as of December 13, 2011, by and among Avícola Pilgrim's Pride de México, S.A. de C.V. and Pilgrim's Pride, S. de R.L. de C.V., as borrowers, the subsidiaries of the borrowers party thereto, the several banks and other financial institutions party thereto and ING Capital LLC, as administrative agent and lead arranger.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM'S PRIDE CORPORATION

Date: December 20, 2011	By: /s/ Fabio Sandri
Fabio Sandri
Chief Financial Officer